                          RECEIVABLES SALE AGREEMENT


                           DATED AS OF JULY 14, 2000

                                     AMONG


                         KOLEY'S MEDICAL SUPPLY, INC.

                         OWENS & MINOR MEDICAL, INC.,

                           OWENS & MINOR WEST, INC.

                             STUART MEDICAL, INC.,

                                      and

                              OWENS & MINOR, INC.
                                as Originators,

                                      and

                              O&M FUNDING CORP.,
                                   as Buyer

                               TABLE OF CONTENTS

                                                                           Page
ARTICLE I
AMOUNTS AND TERMS.........................................................    2

  Section 1.1  Purchase of Receivables....................................    2
  Section 1.2  Payment for the Purchase...................................    3
  Section 1.3  Purchase Price Credit Adjustments..........................    5
  Section 1.4  Payments and Computations, Etc.............................    6
  Section 1.5  Transfer of Records........................................    6
  Section 1.6  Characterization...........................................    7
  Section 1.7  Addition of Originators....................................    7
  Section 1.8  Termination of Status as an Originator.....................    8
  Section 1.9  Facility Fee...............................................    9
  Section 1.10 Limited Role of Parent.....................................   11

ARTICLE II
REPRESENTATIONS AND WARRANTIES............................................   11

  Section 2.1  Representations and Warranties of Originators..............   11

ARTICLE III
CONDITIONS OF PURCHASE....................................................   15

  Section 3.1  Conditions Precedent to Purchase...........................   15
  Section 3.2  Conditions Precedent to Subsequent Payments................   15

ARTICLE IV
COVENANTS.................................................................   16

  Section 4.1  Affirmative Covenants of Originators.......................   16
  Section 4.2  Negative Covenants of Originators..........................   20

                               TABLE OF CONTENTS
                                  (continued)

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                                                                           Page
ARTICLE V
AMORTIZATION EVENTS.......................................................   22

  Section 5.1  Amortization Events........................................   22
  Section 5.2  Remedies...................................................   23

ARTICLE VI
INDEMNIFICATION...........................................................   24

  Section 6.1  Indemnities by Originators.................................   24
  Section 6.2  Other Costs and Expenses...................................   29

ARTICLE VII
MISCELLANEOUS.............................................................   30

  Section 7.1  Waivers and Amendments.....................................   30
  Section 7.2  Notices....................................................   30
  Section 7.3  Protection of Ownership Interests of Buyer.................   30
  Section 7.4  Confidentiality............................................   31
  Section 7.5  Limitation of Liability....................................   32
  Section 7.6  No Recourse................................................   32
  Section 7.7  Bankruptcy Petition........................................   32
  Section 7.8  CHOICE OF LAW..............................................   32
  Section 7.9  CONSENT TO JURISDICTION....................................   33
  Section 7.10 WAIVER OF JURY TRIAL.......................................   33
  Section 7.11 Integration; Binding Effect; Survival of Terms.............   33
  Section 7.12 Counterparts; Severability; Section References.............   34

                            Exhibits and Schedules

EXHIBIT I      --   Definitions

EXHIBIT II     --   Principal Place of Business; Location(s) of Records; Federal
                    Employer Identification Number; Other Names

EXHIBIT III    --   Lock-Boxes; Collection Accounts; Collection Banks

EXHIBIT IV     --   Form of Compliance Certificate

EXHIBIT V      --   Credit and Collection Policy

EXHIBIT VI     --   Form of Subordinated Note

EXHIBIT VII    --   Form of Originator Note

SCHEDULE A     --   List of Documents to Be Delivered to Buyer Prior to the
                    Purchase

                          RECEIVABLES SALE AGREEMENT

          THIS RECEIVABLES SALE AGREEMENT, dated as of July 14, 2000, is by and among KOLEY'S MEDICAL SUPPLY, INC., a Nebraska corporation ("Koley's"), OWENS &
                                                             -------
MINOR MEDICAL, INC., a Virginia corporation ("O&M Medical"), OWENS & MINOR WEST,
                                              -----------
INC., a California corporation ("O&M West"), STUART MEDICAL, INC., a
                                 --------
Pennsylvania corporation ("Stuart"), OWENS & MINOR, INC., a Virginia corporation
                           ------
(the "Parent", and together with Koley's, O&M Medical, O&M West, Stuart and each
      ------
other Person which may from time to time become a party hereto as an Originator pursuant to Section 1.7 hereof, each an "Originator" and collectively, the
            -----------                  ----------
"Originators"), and O&M FUNDING CORP. a Virginia corporation ("Buyer").  Unless
------------                                                   -----
defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.
                                       ---------

                            PRELIMINARY STATEMENTS

          The Originators now own, and from time to time hereafter will own, Receivables. The Originators wish to sell and assign to Buyer, and Buyer wishes to purchase from the Originators, all the Originators' right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto.

          The Originators and Buyer intend the transactions contemplated hereby to be true sales of the Receivables from the Originators to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and the Originators and Buyer do not intend these transactions to be, or for any purpose to be characterized as, loans from Buyer to the Originators.

          Following the purchase of Receivables from the Originators, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of July 14, 2000 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement") among
                                                   ------------------
Buyer, Owens & Minor Inc., a Virginia corporation (the "Parent"), O&M Medical,
                                                        ------
as Servicer, the funding entities from time to time party thereto (the "Financial Institutions"), Falcon Asset Securitization Corporation ("Falcon"),
-----------------------                                              ------
Receivables Capital Corporation ("RCC"), and Liberty Street Funding Corp.
                                  ---
("Liberty Funding", Falcon, RCC, Liberty Funding and any party added as a
-----------------
Conduit pursuant to Section 12.3 of the Purchase Agreement being referred to collectively as the "Conduits", and together with the Financial Institutions,
                     --------
the "Purchasers"), Bank One, NA, Bank of America, National Association and The
     ----------
Bank of Nova Scotia (each, a "Managing Agent" and collectively, the "Managing
                              ---------------                        --------
Agents") and
------

Bank One, NA, as collateral agent for the Purchasers (together with its successors and assigns thereunder, the "Collateral Agent").
                                        ----------------

                                   ARTICLE I
                               AMOUNTS AND TERMS

          Section 1.1    Purchase of Receivables.
                         -----------------------

          (a) Effective on the date hereof, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from each Originator, all of such Originator's right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the date hereof and all Receivables thereafter arising through and including the Amortization Date, together, in each case, with all Related Security, Lock-Boxes and Collection Accounts relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of each such Originator's right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the date hereof and thereafter arising through and including the Amortization Date, together with all Related Security relating thereto and all Collections thereof; provided, that, Buyer shall be obligated to pay the Purchase Price therefor in
--------
accordance with Section 1.2.  In connection with the payment of the Purchase
                -----------
Price for any Receivables purchased hereunder, Buyer may request that each Originator deliver, and each Originator shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.

          (b) It is the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC), which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to Section 1.3, the sale of
                                                -----------
Receivables hereunder is made without recourse to the Originators; provided,
                                                                   --------
however, that (i) each Originator shall be liable to Buyer for all
-------
representations, warranties and covenants made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and
(ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of any Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of any Originator. In view of the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data
                                       ------------------
processing records relating to the Receivables with a legend acceptable to Buyer (and the Collateral Agent and each

Managing Agent, as Buyer's assignees), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee), each Originator will, at such Originator's expense, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) may reasonably request.

          Section 1.2    Payment for the Purchase.
                         ------------------------

          (a) The Purchase Price for the Purchase of Receivables in existence on the close of business on the Business Day immediately preceding the date hereof (the "Initial Cutoff Date") shall be payable in full by Buyer to each
             -------------------
Originator on the date hereof, and shall be paid to each Originator in the following manner:

          (i) by delivery of immediately available funds, to the extent of funds made available to Buyer in connection with its subsequent sale of an interest in such Receivables to the Purchasers under the Purchase Agreement, such funds to be allocated among the Originators as determined by Buyer in its sole discretion; and

          (ii) in the case of O&M Medical, to the extent any portion of the Purchase Price payable to O&M Medical remains unpaid, by the reduction in the principal amount outstanding under the Originator Note of O&M Medical in an amount equal to such remaining Purchase Price, until such outstanding principal amount is reduced to zero; and

          (iii) the balance, by delivery of the proceeds of a subordinated revolving loan from such Originator to Buyer (a "Subordinated Loan")
                                                           -----------------
          in an amount not to exceed the least of (i) the remaining unpaid portion of such Purchase Price, (ii) the maximum Subordinated Loan that could be borrowed without rendering Buyer's Tangible Net Worth less than $10,000,000 and (iii) the maximum Subordinated Loan that could be borrowed without rendering the Net Value less than the aggregate outstanding principal balance of the Subordinated Loans (including the Subordinated Loan proposed to be made on such date). Each Originator is hereby authorized by Buyer to endorse on the schedule attached to its Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.

The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Buyer to each Originator or its designee on the date each such Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to each Originator in the manner provided in the following paragraphs (b), (c) and (d).
                 --------------  ---     ---

          (b) With respect to any Receivables coming into existence after the date hereof, on each Settlement Date, Buyer shall pay the Purchase Price therefor in accordance with Section 1.2(d) and in the following manner:
                            --------------

               first, by delivery of immediately available funds, to the extent
               -----
     of funds available to Buyer from its subsequent sale of an interest in the Receivables to each Managing Agent for the benefit of the Purchasers under the Purchase Agreement or other cash on hand, such funds to be allocated among the Originators as determined by Buyer in its sole discretion; and

               second, in the case of O&M Medical, to the extent any portion of
               ------
     the Purchase Price payable to O&M Medical remains unpaid, by the reduction in the principal amount outstanding under the Originator Note of O&M Medical in an amount equal to such remaining Purchase Price, until such outstanding principal amount is reduced to zero; and

               third, to the extent any portion of the Purchase Price remains
               -----
     unpaid, by delivery of the proceeds of a Subordinated Loan, provided that
                                                                 --------
     the making of any such Subordinated Loan shall be subject to the provisions set forth in Section 1.2(a)(iii).
                  -------------------

Subject to the limitations set forth in Section 1.2(a)(iii), each Originator
                                        -------------------
irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Amortization Date. The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Notes and shall be payable solely from funds which Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers, the Collateral Agent, the Managing Agents or any other Person then entitled to any amounts as specified in the Purchase Agreement.

          (c) On the terms and subject to the conditions set forth in this Agreement, Buyer agrees to make demand loans ("Originator Loans") to O&M Medical
                                               ----------------
prior to the Amortization Date in such amounts as O&M Medical may request from time to time; provided, however, that (i) each such Originator Loan may be made
              --------  -------
solely from funds which Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers, the Collateral Agent, the Managing Agents or any other Person then entitled to any amounts as specified in the Purchase Agreement, (ii) no Originator Loan shall be made to the extent that any amounts are outstanding under any Subordinated Note, (iii) no Originator Loan shall be made if, at such time and or after giving effect thereto, an Amortization Event or a Potential Amortization Event is outstanding, and (iv) no Originator Loan shall be made if, after giving effect thereto, the aggregate principal amount of all Originator Loans would exceed the amount of the Tangible Net Worth of Buyer. The Originator Loans made to O&M Medical shall be evidenced by a demand promissory note in the form of Exhibit VII to this Agreement. Originator Loans may be repaid by O&M
        -----------
Medical, in whole or in part, at any time. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder. If, at any time that Originator Loans are outstanding, Buyer has insufficient funds to satisfy its obligations under the Purchase Agreement, Buyer shall be deemed to have made demand upon O&M Medical for the amount of such shortfall, up to the aggregate principal amount of all Originator Loans then outstanding.

          (d) From and after the Amortization Date, no Originator shall be obligated to (but may, at its option) sell Receivables to Buyer unless such Originator reasonably determines that the Purchase Price therefor will be satisfied with funds available to Buyer from sales of interests in the Receivables pursuant to the Purchase Agreement, Collections, proceeds of Subordinated Loans or otherwise.

          (e) Although the Purchase Price for each Receivable coming into existence after the date hereof shall be due and payable in full by Buyer to each Originator on the date such Receivable comes into existence, settlement of the Purchase Price between Buyer and each Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables coming into existence during the same Accrual Period and based on the information contained in the Monthly Report delivered by the Servicer pursuant to Article VIII of the
                                                            ------------
Purchase Agreement for the Accrual Period then most recently ended. Although settlement shall be effected on Settlement Dates, increases or decreases in the amount owing under the Originator Note and the Subordinated Notes made pursuant to Section 1.2(b) shall be deemed to have occurred and shall be effective as of
   --------------
the last Business Day of the Accrual Period to which such settlement relates.

          Section 1.3    Purchase Price Credit Adjustments.  If on any day:
                         ---------------------------------

          (a) the Outstanding Balance of a Receivable is:

          (i) reduced as a result of any defective, rejected or non-conforming goods or services, any discount or any adjustment or otherwise by an Originator (other than cash Collections on account of the Receivables),

          (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

          (b)  any of the representations and warranties set forth in Article II
                                                                      ----------
are no longer true with respect to any Receivable,

then, in such event, Buyer shall be entitled to a credit (each, a "Purchase
                                                                   --------
Price Credit") against the Purchase Price otherwise payable hereunder equal to
------------
the Outstanding Balance of such Receivable. If such Purchase Price Credit exceeds the Original Balance of the Receivables coming into existence on any day, then the applicable Originator shall pay the remaining amount of such Purchase Price Credit either (i) in cash within five (5) Business Days thereafter, or (ii) by deducting the remaining amount of such Purchase Price Credit from any indebtedness owed to such Originator under its Subordinated Note; provided, however, that so long as an Amortization Event or a Potential
      --------  -------
Amortization Event has occurred and is continuing, such Purchase Price Credit shall be paid by such Originator, to Buyer, in cash, by deposit of immediately available funds to the relevant Collection Account for application by the Servicer to the same extent as if Collections on the applicable Receivable in such amount had been received on such date. In the event that an Originator has paid in full the Purchase Price Credit of any Receivable pursuant to this
Section 1.3, Buyer shall reconvey such Receivable to such Originator, without
-----------
representation or warranty, but free and clear of all liens created by Buyer.

          Section 1.4    Payments and Computations, Etc.  All amounts to be paid
                         ------------------------------
or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Originator fails to pay any amount hereunder when due, such Originator agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the
--------  -------
maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          Section 1.5    Transfer of Records.
                         -------------------

          (a) In connection with the Purchase of Receivables hereunder, each Originator hereby sells, transfers, assigns and otherwise conveys to Buyer all of such Originator's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with the Purchase. In connection with such transfer, each Originator hereby grants to each of Buyer, the Collateral Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any
                                         --------
licensor of such Originator to such grant of the license described herein be required, such Originator hereby agrees that upon the request of Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignees), such Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms and all amounts payable hereunder in respect of any Receivables or otherwise have been paid in full.

          (b) Each Originator (i) shall take such action requested by Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from such Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Collateral Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

          Section 1.6    Characterization.  If, notwithstanding the intention of
                         ----------------
the parties expressed in Section 1.1(b), any sale or contribution by any
                         --------------
Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof, each Originator hereby grants to Buyer a duly perfected security interest in all of such Originator's right, title and interest in, to and under all Receivables now existing and hereafter arising, all Collections, Related Security and Records with respect thereto, each Lock-Box and Collection Account and all proceeds of the foregoing, which security interest shall be prior to all other Adverse Claims thereto. After the occurrence of an Amortization Event, Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

          Section 1.7    Addition of Originators.  Any Subsidiary of the Parent
                         -----------------------
may become an Originator hereunder with the prior written consent of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees). Each Subsidiary of the Parent that is proposed to be added as an Originator shall give to Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) prior written notice of its desire to be added as an Originator.
Once
the notice has been given, any addition of a Subsidiary of the Parent as an Originator pursuant to this section shall become effective on the first Business Day following the date on which (i) such Subsidiary and the parties hereto shall have executed and delivered the agreements, instruments and other documents (including, without limitation, opinions of counsel, financing statements and collection account agreements) and the amendments or other modifications to the Transaction Documents, in form and substance satisfactory to Buyer (and to the Collateral Agent and each Managing Agent, as Buyer's assignees), that Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) determines are necessary or appropriate to effect the addition, (ii) the Parent confirms in writing that the guaranty under Article XIV of the Purchase Agreement covers the obligations of such new Originator as an Originator and (iii) Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) shall have consented, in writing, to the addition of such new Originator. Upon such effectiveness, any reference to "Originator" in this Agreement shall refer to each existing Originator and each Subsidiary of the Parent added as an Originator pursuant to this Section.

          Section 1.8    Termination of Status as an Originator.  At any time
                         --------------------------------------
when more than one Person is an Originator, an Originator may terminate its obligations as an Originator hereunder if:

          (i)   the Originator (a "Terminating Originator") shall have given
                                   ----------------------
     Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) not less than ninety (90) days' prior written notice of its intention to terminate; provided, however, that the Originator shall not be
                             --------  -------
     required to give more than thirty (30) days' notice in the case of a termination resulting from a merger permitted by Section 4.2(g),
                                                      --------------

          (ii) an Authorized Officer of the Parent shall have certified that the termination by the Terminating Originator of its status as an Originator will not have a Material Adverse Effect on the business, financial condition or operations or assets of Buyer,

          (iii) both immediately before and after giving effect to the termination by the Terminating Originator, no Amortization Event or Potential Amortization Event shall have occurred and be continuing or shall reasonably be expected to occur as a result of such termination,

          (iv) both immediately before and after giving effect to the termination by the Terminating Originator, the Aggregate Capital shall not exceed the Purchase Limit, and

          (v) Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) shall have consented (which such consent shall not be unreasonably withheld), in writing, to the termination of the obligations of such Terminating Originator.

Any termination by an Originator shall become effective on the first Business Day that follows the day on which the requirements of clauses (i) through (v)
                                                      -----------         ---
shall have been satisfied (or such later date specified in the notice or certificate referred to in the clauses). Any termination by an Originator shall terminate its rights and obligations hereunder; provided, however, that the
                                                --------  -------
termination shall not relieve the Terminating Originator of obligations which relate to Transferred Receivables owned by or obligations of the Terminating Originator arising prior to the effective date of the termination.

          Section 1.9    Facility Fee.
                         ------------

          (a) In consideration for the agreement by Buyer to provide the receivables purchase facility hereunder and to purchase Receivables from the Originators pursuant to this Agreement, each Originator agrees to pay Buyer a facility fee (the "Facility Fee") as set forth in this Section 1.9. The
                   ------------                        -----------
Facility Fee shall accrue from the date of the initial purchase from such Originator hereunder, in each case to the Amortization Date, and shall be payable in arrears by such Originator on each Settlement Date and the Amortization Date.

          (b) The Facility Fee payable by each Originator on any Settlement Date and on the Amortization Date shall be calculated in accordance with the following formula :

    FF    =        FFOB x FFP

    where:

    FF    =        the Facility Fee payable by such Originator on such date.

    FFOB  =        the aggregate Outstanding Balance of the Receivables that
                   were purchased from such Originator during the Accrual Period immediately preceding such Settlement Date. (For purposes of this calculation, the Outstanding Balance of a Receivable shall be measured only at the time of such Receivable's creation and sale (or in the case of the initial purchase from any Originator, sale) to Buyer.)

    FFP   =        the Facility Fee Percentage as measured on such Settlement
                   Date as determined pursuant to paragraph (c) below.
                                                  -------------

          (c)      "Facility Fee Percentage" as measured on any Settlement Date
                    -----------------------
(or the Amortization Date) means for each Originator a percentage determined in accordance with the following formula:

    FFP   =        (OTD/360) x FR
     where:

     FFP  =    the Facility Fee Percentage as measured on such Settlement Date
               (or the Amortization Date);

     OTD  =    the "Originator Turnover Days" for such Originator, which shall
                    ------------------------
               be equal to the product of (x) the quotient of (i) the aggregate
               Outstanding Balance of Receivables originated by such Originator during the Accrual Period which occurs two months prior to the month in which such Settlement Date (or the Amortization Date) occurs, divided by (ii) the aggregate amount of the Collections received during the Accrual Period immediately preceding such Settlement Date (or the Amortization Date) on Receivables originated by such Originator, multiplied by (y) the number of days in the calendar month coinciding with such Accrual Period;
               and

     FR   =    the Funding Rate as measured on such Settlement Date (or the
               Amortization Date), as determined pursuant to paragraph (d)
                                                             -------------
               below.

          (d)  "Funding Rate" as measured on any Settlement Date (or the
                ------------
Amortization Date) means a per annum percentage rate determined in accordance with the following formula:

     FR   =    0.02% + DRP + SFP + EXP

     where:

     FR   =    the Funding Rate as measured on such Settlement Date (or the
               Amortization Date);

     DRP  =    the "Discount Rate Percentage", which shall be equal to a
                    ------------------------
               fraction (expressed as a percentage) (x) the numerator of which is the sum of the products obtained by multiplying (A) each CP
               Rate, Base Rate or LIBO Rate applicable to Capital outstanding as of the first day of the Accrual Period ending immediately prior to such Settlement Date (or the Amortization Date), times (B) the amount of Capital to which such CP Rate, Base Rate or LIBO Rate applied on such first day, and (y) the denominator of which is the aggregate outstanding amount of Capital on such first day;

     SFP  =    the "Servicer's Fee Percentage", which shall be equal to the per
                    -------------------------
               annum percentage rate set forth in Section  8.6 of the Purchase
                                                  ------------
               Agreement; and

     EXP  =    the amount, which shall be equal to a fraction (expressed as a percentage), (x) the numerator of which is the sum of any fees, costs and expenses incurred by Buyer during the Accrual Period preceding such Settlement Date or Amortization Date (and not accounted for in the Adjustment Factor), including, without limitation, reserve costs, tax payments and indemnity obligations of Buyer for which Buyer is not indemnified pursuant to this
               Agreement and (y) the denominator of which is the aggregate
               Outstanding Balance of the Receivables that were purchased from such Originator during the Accrual Period immediately preceding such Settlement Date or Amortization Date; provided, however,
                                                          --------  -------
               that, for purposes of minimizing fluctuations in the rate calculated as the Funding Rate, the Servicer may allocate and spread any unscheduled or unaccruable costs and expenses of Buyer over several Settlement Dates and the Amortization Date at the Servicer's reasonable discretion, subject to the requirement that such allocation be reasonably calculated to allow Buyer to recover such costs and expenses over a reasonable period of time.

          Section 1.10    Limited Role of the Parent.  Although certain of the
                          --------------------------
Originators may do business under the name "Owens & Minor", legal and beneficial ownership of the Receivables (without giving effect to the transactions contemplated hereunder) remains in the name of the Originator that generated such Receivables. The Parent is an Originator for the sole purpose of transferring any right, title or interest, if any, it may have in the Receivables.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

          Section 2.1    Representations and Warranties of Originators.  Each
                         ---------------------------------------------
Originator hereby represents and warrants to Buyer and each Purchaser, as assignee of Buyer, that:

          (a)  Corporate Existence and Power.  Such Originator is a corporation
               ----------------------------
duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which failure to qualify would have a Material Adverse Effect.

          (b) Power and Authority; Due Authorization Execution and Delivery.
              -------------------------------------------------------------
The
execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, such Originator's use of the proceeds of the Purchase made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

          (c)  No Conflict.  The execution and delivery by such Originator of
               -----------
this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (d)  Governmental Authorization.  Other than the filing of the
               --------------------------
financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e)  Actions, Suits.  There are no actions, suits or proceedings
               --------------
pending, or to the best of such Originator's knowledge, threatened, against or affecting such Originator, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Originator is not in default with respect to any order of any court, arbitrator or governmental body.

          (f)  Binding Effect.  This Agreement and each other Transaction
               --------------
Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Each sale made by such Originator pursuant to this Agreement shall constitute a valid sale, transfer and assignment of Receivables to Buyer, enforceable against creditors of, and purchasers from, such Originator.

          (g)  Accuracy of Information.  All information heretofore furnished by
               -----------------------
such Originator or any of its Affiliates to Buyer (or to the Collateral Agent or any Managing Agent, as

Buyer's assignees) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator or any of its Affiliates to Buyer (or to the Collateral Agent or any Managing Agent, as Buyer's assignees) will be, true and accurate in every material respect on the date such information is stated or certified (or, if such information specifies another date, such other date) and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (h)  Use of Proceeds.  No proceeds of the Purchase hereunder will be
               ---------------
used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any "margin stock" as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (i)  Good Title.  Immediately prior to the time each Receivable is
               ----------
transferred to Buyer hereunder, such Originator shall be the legal and beneficial owner of each such Receivable and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Originator's ownership interest in each Receivable, its Collections and the Related Security.

          (j)  Perfection.  This Agreement, together with the filing of the
               ----------
financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from such Originator) legal and equitable title to, with the right to sell and encumber each Receivable existing and hereafter arising, together with the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership or security interest in the Receivables, the Related Security and the Collections.

          (k)  Places of Business.  The principal places of business and chief
               ------------------
executive office of such Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other
                                                 ----------
locations of which Buyer has been notified in accordance with Section 4.2(a) in
                                                              --------------
jurisdictions where all action required by Section 4.2(a) has been taken and
                                           --------------
completed. Such Originator's Federal Employer Identification Number is correctly set forth on Exhibit II.
                       ----------

          (l)  Collections.  The conditions and requirements set forth in
               -----------
Section 4.1(j)
--------------
have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of such Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III.
                                       -----------

          (m)  Material Adverse Effect.  Since December 31, 1999, no event has
               -----------------------
occurred that would have a Material Adverse Effect.

          (n)  Names.  In the past five (5) years, such Originator has not used
               -----
any corporate names, trade names or assumed names other than as listed on
Exhibit II.
----------

          (o)  [Reserved].
                --------

          (p)  Not a Holding Company or an Investment Company.  Such Originator
               ----------------------------------------------
is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

          (q)  Compliance with Law.  Such Originator has complied in all
               -------------------
respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject which if violated would have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations
                    ---------  ------------------
relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation.

          (r)  Compliance with Credit and Collection Policy.  Such Originator
               --------------------------------------------
has complied in all material respects with its Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which Buyer has been notified in accordance with Section 4.1(a)(iii).
                                           -------------------

          (s)  Payments to Originator.  With respect to each Receivable
               ----------------------
transferred to Buyer hereunder, the Purchase Price received by such Originator constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by such Originator of any Receivable hereunder is or may be voidable under any section of the Federal Bankruptcy Code.

          (t)  Enforceability of Contracts.  Each Contract with respect to each
               ---------------------------
Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (u)  Eligible Receivables.  Each Receivable purchased by Buyer from
               --------------------
such Originator hereunder and included in the Net Receivables Balance was an Eligible Receivable on the date of such Purchase.

          (v)  [Reserved].
               ----------

          (w)  Accounting.  Such Originator accounts for the transactions
               ----------
contemplated by this Agreement on its books and records and, for purposes of generally accepted accounting principles, as sales.

          (x)  Compliance with Representations.  On and as of the date of the
               -------------------------------
Purchase and on and as of each subsequent date each Receivable came into existence, each Originator hereby represents and warrants that all of the other representations and warranties set forth in this Article II are true and correct
                                                 ----------
on and as of each such date (and after giving effect to all Receivables in existence on each such date) as though made on and as of each such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date).

                                  ARTICLE III
                             CONDITIONS OF PURCHASE

          Section 3.1    Conditions Precedent to Purchase.  The Purchase under
                         --------------------------------
this Agreement is subject to the conditions precedent that (a) Buyer shall have received on or before the date of such purchase those documents listed on Schedule A and (b) all of the conditions to the initial purchase under the
----------
Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

          Section 3.2    Conditions Precedent to Subsequent Payments.  Buyer's
                         -------------------------------------------
obligation to pay for Receivables coming into existence after the date hereof shall be subject to the further conditions precedent that (a) the Facility Termination Date shall not have occurred; and (b) Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) shall have received such other approvals, opinions or documents as it may reasonably request. Each Originator represents and warrants that the representations and warranties set forth in Article II are true and correct on and as of the date each Receivable
         ----------
came into existence as though made on and as of such date.

                                   ARTICLE IV
                                   COVENANTS

          Section 4.1    Affirmative Covenants of Originators.  Until the date
                         ------------------------------------
on which this Agreement terminates in accordance with its terms and all obligations of such Originator have been paid in full, each Originator hereby covenants to Buyer and the Purchasers, as assignees of Buyer, as to itself, as set forth below:

          (a)  Financial Reporting.  Each Originator will maintain, for itself
               -------------------
and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (and to the Collateral Agent and each Managing Agent, as Buyer's assignees):

          (i)   Compliance Certificate.  Within ninety (90) days after the close
                ----------------------
          of each of its respective fiscal years, and within forty-five (45) days after the close of the first three (3) quarterly periods of each of its respective fiscal years, a compliance certificate in substantially the form of Exhibit IV signed by such Originator's
                                    ----------
          Authorized Officer.

          (ii)  Copies of Notices.  Promptly upon its receipt of any notice,
                -----------------
          request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Managing Agents, the Collateral Agent or the Purchasers, copies of the same.

          (iii) Change in Credit and Collection Policy.  Prior to the
                --------------------------------------
          effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.

          (iv)  Other Information.  Promptly, from time to time, such other
                -----------------
          information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Originator as Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignees) may from time to time reasonably request in order to protect the interests of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) under or as contemplated by this Agreement.

          (b)   Notices.  Each Originator will notify Buyer (and the Collateral
                -------
Agent and each Managing Agent, as Buyer's assignees) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

          (i)   Amortization Events or Potential Amortization Events.  The
                ----------------------------------------------------
          occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Originator.

          (ii)  Judgment and Proceedings.  (1) The entry of any judgment or
                ------------------------
          decree against any Originator or any of its Subsidiaries if the amount of any such judgment or decree against such Originator or one of such Subsidiaries exceeds $500,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage) or (2) the institution of any litigation, arbitration proceeding or governmental proceeding against any such Originator or its Subsidiaries, if such litigation or proceeding could reasonably be expected to have a Material Adverse Effect, or seeks to enjoin performance of or otherwise relates to the Transaction Documents.

          (iii) Material Adverse Effect.  The occurrence of any event or
                -----------------------
          condition that has, or could reasonably be expected to have, a Material Adverse Effect.

          (iv)  Defaults Under Other Agreements.  The occurrence of a default or
                -------------------------------
          an event of default under any other financing arrangements pursuant to which any Originator is a debtor or an obligor if the outstanding Indebtedness for all such financing arrangements where there has been a default or event of default exceeds $10,000,000 in the aggregate.

          (c)   Compliance with Laws and Preservation of Corporate Existence.
                ------------------------------------------------------------
Each Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject which, if violated, would have a Material Adverse Effect. Each Originator will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where failure to do so would have a Material Adverse Effect; provided, however, that the merger of any Originator as permitted by Section
--------  -------                                                    -------
4.2(g) shall not be prohibited by the second sentence of this Section 4.1(c).
------                                                        --------------

          (d)   Audits.  Each Originator will furnish to Buyer (and to the
                ------
Collateral Agent and each Managing Agent, as Buyer's assignees) from time to time such information with respect to it and the Receivables as Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignees) may reasonably request. Each Originator will, from time to time during regular business hours as requested by Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignees), upon reasonable notice, permit Buyer (and/or the Collateral Agent and each

Managing Agent, as Buyer's assignees) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts; provided, however, that Buyer (and the Collateral Agent and
                   --------  -------
each Managing Agent, as Buyer's assignees) may not make and retain copies of any Contract, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to
                                                     ----------
discuss matters relating to such Originator's financial condition or the Receivables and the Related Security or such Originator's performance under any of the Transaction Documents or such Originator's performance under the Contracts (subject to confidentiality restrictions in the relevant Contracts) and, in each case, with any of the officers or employees of such Originator having knowledge of such matters. The Originator shall be solely responsible for the reasonable costs of each such examination; provided, that so long as no
                                                   --------
Amortization Event under the Purchase Agreement is outstanding, such Originator shall not be liable for the cost of more than one (1) such examination during any calendar year.

          (e)  Keeping and Marking of Records and Books.
               ----------------------------------------

          (i) Each Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable); provided, however, that nothing in this sentence
                                --------  -------
          shall require any Originator to retain records for a period longer than seven (7) years after creation. Each Originator will give Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

          (ii) Each Originator will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (and to the Collateral Agent and each Managing Agent, as Buyer's assignees), describing Buyer's ownership interests in the Receivables and further describing the Purchaser Interests under the Purchase Agreement and
          (B) upon the request of Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee), (x) mark each Contract with a legend describing Buyer's ownership interests in the Receivables and further describing the Purchaser Interests of the Managing Agents (on behalf of the Purchasers) and (y) deliver to Buyer (or the Collateral Agent, as Buyer's assignee) all Contracts

          (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

          (f)  Compliance with Contracts and Credit and Collection Policy.  Each
               ----------------------------------------------------------
Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with its Credit and Collection Policy in regard to each Receivable and the related Contract.

          (g)  [Reserved].
                --------

          (h) Ownership.  Each Originator will, at its expense, take all
              ---------
necessary action to establish and maintain, irrevocably in Buyer, legal and equitable title to the Receivables, the Related Security and the Collections, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) (including, without limitation, the filing of all financing statements or other
----------  ------------------
similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) as Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) may reasonably request).

          (i)  Purchasers' Reliance.  Each Originator acknowledges that the
               --------------------
Purchasers are entering into the transactions contemplated by the Purchase Agreement in reliance upon Buyer's identity as a legal entity that is separate from each Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, each Originator will take all reasonable steps including, without limitation, all steps that Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) may from time to time reasonably request, to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of any Originator and any Affiliates thereof and not just a division of any Originator. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, each Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer,
(ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in Section 7.1(i) of the
                                                           --------------
Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations
(S)(S)1.1502-33(d) and 1.1552-1.

          (j)  Collections.  Each Originator will cause (1) all proceeds from
               -----------
all Lock-

Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect; provided,
                                                               --------
however, that with respect to each Collection Account existing on the date of
-------
this Agreement and not subject to an Existing Collection Account Agreement, such Collection Account need not be subject to a Collection Account Agreement until the date 90 days after the date of this Agreement; and, provided further, that
                                                        -------- -------
with respect to each Existing Collection Account Agreement, such agreement shall have been assigned to the Collateral Agent on or prior to the date hereof (in the case of each Existing Collection Account Agreement with Bank of America, National Association or Bank One, NA), or shall be replaced by a new Collection Account Agreement on or prior to the date thirty (30) days after the date of this Agreement, and in the case of each Collection Account Agreement assigned to the Collateral Agent on or before the date of this Agreement, shall be replaced by a new Collection Account Agreement on or prior to the date 90 days after the date of this Agreement. In the event any payments relating to Receivables are remitted directly to an Originator or any Affiliate of an Originator, such Originator will remit (or will cause all such payments to be remitted by any such Affiliate) directly to a Collection Bank for deposit into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, such Originator will itself hold or, if applicable, will cause such payments to be held by any such Affiliate, in trust for the exclusive benefit of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees, for the benefit of the Purchasers). Each Originator will transfer exclusive ownership, dominion and control of its respective Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) as contemplated by this Agreement and the Purchase Agreement. Only Collections of Receivables shall be deposited into the Collection Accounts.

          (k)  Taxes.  Each Originator will file all tax returns and reports
               -----
required by law to be filed by it and promptly pay all material taxes and governmental charges (including any governmental charges the nonpayment of which could result in a Lien on the Receivables or the Related Security) at any time owing; provided, however, that no Originator shall be required to pay any such
       --------  -------
taxes or governmental charges which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books unless the failure to make any such payment (1) shall give rise to an immediate right to foreclose on an Adverse Claim securing such amounts, (2) shall result in the attachment of an Adverse Claim securing such amounts in excess of $1,000,000 in the aggregate, or (3) could reasonably be expected to have a Material Adverse Effect.

          Section 4.2    Negative Covenants of Originators.  Until the date on
                         ---------------------------------
which this Agreement terminates in accordance with its terms and all obligations or such Originator hereunder have been paid in full, each Originator hereby covenants to Buyer and the Purchasers, as assignees of Buyer, as to itself, that:

          (a)  Name Change, Offices and Records.  Such Originator will not
               --------------------------------
change its name, identity or corporate structure (within the meaning of Section
                                                                        -------
9-402(7) of any applicable enactment of the UCC) or relocate its chief executive
--------
office or any office where corporate credit management is administered unless it shall have: (i) given Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) at least forty-five (45) days' prior written notice thereof and (ii) delivered to Buyer (and to the Collateral Agent and each Managing Agent, as Buyer's assignees) all financing statements, instruments and other documents requested by Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) in connection with such change or relocation.

          (b)  Change in Payment Instructions to Obligors.  Such Originator will
               ------------------------------------------
not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that
                                                        --------  -------
an Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

          (c)  Modifications to Contracts and Credit and Collection Policy.
               -----------------------------------------------------------
Such Originator will not make any change to its Credit and Collection Policy that could materially and adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, without the prior written consent of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees). Except as otherwise permitted in its capacity as Servicer pursuant to Article VIII of the Purchase Agreement, O&M Medical will
                     ------------
not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the related Originator's Credit and Collection Policy.

          (d)  Sales, Liens.  Such Originator will not sell, assign (by
               ------------
operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, (1) the creation of the interests therein in favor of Buyer provided for herein or (2) an Adverse Claim resulting from the nonpayment of taxes which is permitted to exist under Section 4.1(k)), and such Originator
                                        --------------
shall
defend the right, title and interest of Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator. Such Originator shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any inventory the sale or lease of which would give rise to a Receivable.

          (e)  [Reserved].

          (f)  Accounting for Purchase.  Such Originator will not, and will not
               -----------------------
permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and the Related Security by such Originator to Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of the Receivables and the Related Security by such Originator to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

          (g)  Merger.  No Originator shall merge or consolidate with or into,
               ------
or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person; provided,
                                                                  --------
however, that any Originator may merge with or into (i) any other Originator or
-------
(ii) any direct or indirect wholly-owned subsidiary of the Parent (other than Buyer), so long as the surviving entity of such merger expressly assumes the obligations of such Originator hereunder and the Parent confirms that the guaranty under Article XIV of the Purchase Agreement covers the obligations of such surviving entity as Originator.

                                   ARTICLE V
                              AMORTIZATION EVENTS

          Section 5.1    Amortization Events.  The occurrence of any one or more
                         -------------------
of the following events shall constitute an Amortization Event:

          (a) Any Originator shall fail (i) to make any payment or deposit required hereunder when due and such failure continues for two (2) Business Days, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) or any other
                              ----------
Transaction Document to which it is a party and such failure shall continue for five (5) consecutive Business Days.

          (b) Any representation, warranty, certification or statement made by any Originator in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

          (c) Failure of any Originator to make any payment or payments when due (after giving effect to any applicable grace period) with respect to Indebtedness with an aggregate principal amount in excess of $10,000,000 for all Originators; or the default by any Originator in the performance of any term, provision or condition contained in any agreement under which any Indebtedness with an aggregate principal amount in excess of $10,000,000 for all Originators was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (d) (i) Any Originator or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against any Originator or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property which proceeding, if not instituted by such Originator, shall remain undismissed or unstayed for a period of thirty (30) days; or (iii) any Originator or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (d).
                       -----------    ----         --------------

          (e)  A Change of Control shall occur.

          (f) One or more final judgments for the payment of money (in excess of $10,000,000 in the aggregate for all such judgments) shall be entered against any Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

          Section 5.2    Remedies.  Upon the occurrence and during the
                         --------
continuation of an Amortization Event, Buyer may take any of the following actions: (i) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; provided, however, that upon the occurrence of Amortization Event described in
--------  -------
Section 5.1(d), or of an actual or deemed entry of an order for relief with
--------------
respect to an Originator
under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Buyer to such Originator. The aforementioned rights and remedies shall be in addition to all other rights and remedies of Buyer and its assigns available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                  ARTICLE VI
                                INDEMNIFICATION

          Section 6.1    Indemnities by Originators.  (a) Without limiting any
                         --------------------------
other rights that Buyer may have hereunder or under applicable law, each Originator, jointly and severally, hereby agrees to indemnify Buyer, the Collateral Agent, each Managing Agent and each Purchaser, as Buyer's assignees, and their respective assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims,
 -----------------
taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of
--------------------
or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, excluding, however:

          (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (iii) any Excluded Taxes;

provided, however, that nothing contained in this sentence shall limit the
--------- --------
liability of any Originator or limit the recourse of Buyer to any Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement.

          Without limiting the generality of the foregoing indemnification, each Originator shall, jointly and severally, indemnify Buyer for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to such Originator) relating to or resulting from:

          (i) any representation or warranty made by such Originator (or any officers of such Originator) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by such Originator pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (ii) the failure by such Originator, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

          (iii) any failure of such Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (iv) any products liability or similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (vi) the commingling of Collections of Receivables at any time with other funds;

          (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of the Purchase, the ownership of the Receivables or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (ix)   any Amortization Event described in Section 5.1(d);
                                                     --------------

          (x)    [Reserved];

          (xi) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim;

          (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time;

          (xiii) any action or omission by such Originator which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable; and

          (xiv) any attempt by any Person (other than a Purchaser) to void the Purchase hereunder under statutory provisions or common law or equitable action.

          (b) Notwithstanding anything to the contrary in this Agreement, solely for the purposes of determining Indemnified Amounts owing under this
Section 6.1, any representation, warranty or covenant qualified by materiality
-----------
or the occurrence of a Material Adverse Effect shall not be so qualified.

          (c) Taxes. (i) Any and all payments made hereunder to an Indemnified Party shall be made free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto excluding: (A) franchise
                                                       ---------
taxes, excise taxes and taxes imposed on or measured by all or part of the gross or net income (but not including any such tax in the nature of a withholding tax) of such Indemnified Party, in each case, by the jurisdiction under the laws of which such Indemnified Party is organized or has its applicable lending office or any political subdivision of any thereof, to the extent that the imposition of such taxes is consistent with the Intended Characterization of the Purchaser Interests for income tax purposes, and (B) taxes that would not have been imposed if the only connection between such Indemnified Party and the jurisdiction imposing such taxes was the activities of such Indemnified Party pursuant to or in respect of this Agreement (including entering into, lending money or extending credit pursuant to, receiving payments under, or enforcing this Agreement) (all such excluded taxes, levies, imposts, deductions, changes, withholding and liabilities collectively or individually referred to herein as Excluded Taxes" and all such nonexcluded taxes, levies,
                      --------------
imposts, deductions, charges, withholdings, and liabilities collectively or individually referred to herein as "Taxes"). If any Originator shall be required
                                    -----
to deduct any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Indemnified Party: (A) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required
                -----------------
deductions (including deductions applicable to additional sums payable under this Section 6.1(c)) such Indemnified Party shall receive an amount equal to
     --------------
the sum it would have received had no such deductions been made, (B) such Originator shall make such deductions and (C) such Originator shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (ii) In addition, each Originator agrees to pay to the relevant Governmental Authority in accordance with applicable law all taxes, levies, imposts, deductions, charges, assessments or fees of any kind (including but not limited to any current or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies, but excluding any Excluded Taxes) imposed upon any Indemnified Party as a result of the transactions contemplated by this Agreement or that arise from any payment made hereunder or from the execution, delivery, or registration of or otherwise similarly with respect to, this Agreement ("Other Taxes").
                 -----------

          (iii) Each Originator agrees to indemnify each Indemnified Party from and against the full amount of Taxes and Other Taxes arising out of this Agreement (whether directly or indirectly) imposed upon or paid by such Person and any liability (including penalties, interest, and expenses (including attorneys' fees and expenses)) arising with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority (including any Taxes or Other Taxes imposed upon such Person on account of the Intended Characterization not being respected by a relevant Government Authority). A certificate as to the amounts prepared by an Indemnified Party, absent manifest error, shall be final, conclusive, and binding for all purposes. Such indemnification shall be made within 30 days after the date the Indemnified Party makes a timely written demand therefor or the time at which such amount is payable after a timely written demand therefor has been made, whichever is earlier. A written demand will be considered "timely" for purposes of the preceding sentence only if it is received by such Originator no later than 180 days after the earlier of (A) the date on which such Indemnified Party makes such payment of Taxes or Other Taxes or liability arising therefrom or with respect thereto and (B) the date on which the relevant Governmental Authority or other party makes written demand upon such Indemnified Party for payment of such Taxes or Other Taxes or liability arising therefrom or with respect thereto.

          (iv) As soon as practicable after the date of any payment of Taxes or Other Taxes by an Originator to a Governmental Authority hereunder, such Originator will deliver to the relevant Indemnified Party the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

          (v) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section
                                                                   -------
6.1(c) shall survive the termination of this Agreement.
------

          (vi) Each Purchaser and each Participant that is granted a participating interest in the Purchaser Interests and that is organized under the laws of a jurisdiction other than the United States, any State thereof, or the District of Columbia (each a "Non-U.S. Purchaser") shall deliver to Buyer or
                                  ------------------
the Collateral Agent: (A) two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI (whichever is applicable and including any successor forms thereto), or (B) in the case of a Non-U.S. Purchaser claiming an exemption from U.S. federal withholding tax under Section 871(b) or 881(c) of the Code with respect to payments of "portfolio interest," a form W-8BEN (or any subsequent versions thereof or successors thereto) and a certificate representing that such Non-U.S. Purchaser is not a bank for purposes of Section 881(c) of the Code, in either case properly completed and duly executed by such Non-U.S. Purchaser claiming complete exemption from U.S. federal withholding tax on payments by the Originators under this Agreement. Such forms shall be delivered by each Non-U.S. Purchaser before the date it receives its first payment with respect to a Purchaser Interest, and before the date it receives its first payment with respect to a Purchaser Interest occurring after the date, if any, that such Non-U.S. Purchaser changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition,
                                           ------------------
each Non-U.S. Purchaser shall deliver such forms promptly after (or, if reasonably practicable, prior to) the obsolescence or invalidity of any form previously delivered by such Non-U.S. Purchaser. Notwithstanding any other provision of this Section 6.1(c)(vi), a Non-U.S. Purchaser shall not be required
                  ------------------
to deliver any form pursuant to this Section 6.1(c)(vi) that such Non-U.S.
                                     ------------------
Purchaser is not legally able to deliver. Each Purchaser or Participant (other than any exempt person as described in applicable Treasury Regulations) that is organized under the laws of the United States or any state thereof or the District of Columbia shall deliver to Buyer an original copy of Internal Revenue Service Form W-9 (or applicable successor form) properly completed and duly executed by such Purchaser or Participant.

          (vii) No Originator shall be required to indemnify any Non-U.S. Purchaser, or to pay any additional amounts to any Non-U.S. Purchaser, in respect of United States Federal withholding tax (or any withholding tax imposed by a state that applies only when such United States federal withholding tax is imposed) pursuant to this Section 6.1(c) to the extent that: (A) the obligation
                          --------------
to withhold amounts with respect to United States federal withholding tax existed on the date such Non-U.S. Purchaser became a party to the Purchase Agreement or was granted a participating interest in the Purchaser Interests, as applicable, or, with respect to payments to a New Lending Office, the date such Non-U.S. Purchaser designated such New Lending Office;

provided, however, that this clause (A) shall not apply to any Non-U.S.
--------  -------
Purchaser or New Lending Office that is granted, assigned, or transferred a participating interest in the Purchaser Interests at the request of Buyer and provided further, however, that this clause (A) shall not apply to any Non-U.S. Purchaser or New Lending Office that is assigned an interest in the Purchaser Interests by a Purchaser to the extent that the indemnity payment or additional amounts such Non-U.S. Purchaser or New Lending Office would be entitled to receive (without regard to this clause (A)) do not exceed the indemnity payment or additional amounts that the Purchaser making the assignment to such Non-U.S. Purchaser or New Lending Office would have been entitled to receive in the absence of such assignment; or (B) the obligation to make such indemnification or to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Purchaser to comply with the provisions of paragraph (vi) above (it being understood that the Non-U.S. Purchaser shall not have failed to comply with the provisions of paragraph (vi) above if it is legally unable to deliver the forms described therein on any date after it is granted a participation interest in Purchaser Interests or designated a New Lending Office).

          (viii) Any Indemnified Party claiming any indemnity payment or additional amounts payable pursuant to this Section 6.1(c) shall use reasonable
                                            --------------
efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by an Originator or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the good faith determination of such Indemnified Party, be otherwise disadvantageous to such Indemnified Party.

          (ix)    Nothing contained in this Section 6.1(c) shall require an
                                            --------------
Indemnified Party to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

          (x) If any Indemnified Party receiving an indemnification payment hereunder with respect to Taxes or Other Taxes or liabilities arising therefrom shall subsequently receive a refund from any taxing authority which is specifically attributable to such indemnification payment, such Person shall promptly pay such refund to the applicable Originator.

          Section 6.2    Other Costs and Expenses.  The Originators shall pay to
                         ------------------------
Buyer on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. The Originators shall pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any amendment, restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

                                  ARTICLE VII
                                 MISCELLANEOUS

          Section 7.1    Waivers and Amendments.  (a)  No failure or delay on
                         ----------------------
the part of Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Buyer and, to the extent required under the Purchase Agreement, the Managing Agents, the Collateral Agent and the Financial Institutions or the Required Financial Institutions.

          Section 7.2    Notices.  Except as provided below, all communications
                         -------
and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 7.2.
                                                            -----------

          Section 7.3    Protection of Ownership Interests of Buyer.  (a)  Each
                         ------------------------------------------
Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) to exercise and enforce their rights and remedies hereunder. At any time, Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) may, at each Originator's sole cost and expense, direct such Originator to notify the Obligors of Receivables of the ownership interests of Buyer and its assigns under this Agreement and the other Transaction Documents and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee (or the Collateral Agent or any Managing Agent, as Buyer's assignee, for the benefit of the Purchasers).

          (b) If any Originator fails to perform any of its obligations hereunder, Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) may (but shall not be required to) perform, or cause performance of, such obligation, and the costs and expenses incurred by Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) in connection therewith shall be payable by such Originator as provided in Section 6.2. Each Originator
                                             -----------
irrevocably authorizes Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) at any time and from time to time in the sole discretion of Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee), and appoints Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) as its attorney(s)-in-fact, to act on behalf of such Originator (i) to execute on behalf of such Originator as debtor and to file financing statements necessary or desirable in the sole discretion of Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or the Collateral Agent or any Managing Agent, as Buyer's assignee) in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in the Receivables. This appointment is coupled with an interest and is irrevocable.

          Section 7.4    Confidentiality.  (a)  Each Originator shall maintain
                         ---------------
and shall cause each of its employees and officers to maintain the confidentiality of this Agreement, the other Transaction Documents and the other confidential proprietary information with respect to the Managing Agents, the Collateral Agent and the Conduits and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Originator and its officers and employees may disclose such information to such Originator's external accountants, attorneys and any rating agency, and as required by any applicable law or order of any judicial or administrative proceeding, and to the Parent Credit Agreement Banks.

          (b) Anything herein to the contrary notwithstanding, each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Managing Agents, the Collateral Agent, the Financial Institutions, the Conduits by each other, (ii) by Buyer, the Managing Agents, the Collateral Agent or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Collateral Agent or Managing Agents to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduits or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any of the Managing Agents acts as the administrative agent or collateral agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the
                                   --------
confidential nature of such information. In addition, the Purchasers, the Managing Agents and the Collateral Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          Section 7.5    Limitation of Liability.  No claim may be made by any
                         -----------------------
Originator, Buyer or any other Person against any Conduit, the Collateral Agent, any Managing Agent, or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Originator and Buyer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided, however,
                                                             --------  -------
that this Section shall not bar Buyer from making a claim against a Conduit, Managing Agent or Financial Institution with respect to liability arising out of such party's gross negligence or willful misconduct.

          Section 7.6    No Recourse.  Notwithstanding anything in this
                         -----------
Agreement or any other Transaction Document to the contrary, the obligations of each Conduit under the Transaction Documents are solely the corporate obligations of such Conduit. No recourse shall be had for any obligation or claim arising out of or based upon any Transaction Document against any stockholder, employee, officer, director or incorporator of such Conduit. The agreements in this section shall survive the termination of this Agreement and the other Transaction Documents.

          Section 7.7    Bankruptcy Petition.
                         -------------------

          (a) Each Originator and Buyer hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          (b) Each Originator hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Purchase Agreement, it will not institute against, or join any other Person in instituting against Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          Section 7.8    CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED AND
                         -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, BUT NOT LIMITED TO, NY GENERAL OBLIGATION LAWS (S) 5-1401 ET SEQ.,
                                                                      -- ---
BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW

PROVISIONS) EXCEPT TO THE EXTENT THAT THE PERFECTION OF BUYER'S SECURITY INTEREST IN THE RECEIVABLES IS GOVERNED BY THE LAW OF ANOTHER STATE, AS REQUIRED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 7.9    CONSENT TO JURISDICTION.  EACH ORIGINATOR HEREBY
                         -----------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AGREEMENT AND EACH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR THE COLLATERAL AGENT OR ANY MANAGING AGENT, AS BUYER'S ASSIGNEE) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO REALIZE ON THE INTERESTS OF BUYER (OR THE COLLATERAL AGENT OR ANY MANAGING AGENT, AS BUYER'S ASSIGNEE) IN ANY RECEIVABLES, RELATED SECURITY OR PROCEEDS THEREOF. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR THE COLLATERAL AGENT OR ANY MANAGING AGENT, AS BUYER'S ASSIGNEE) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT SITTING IN NEW YORK, NEW YORK.

          Section 7.10    WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES
                          --------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          Section 7.11    Integration; Binding Effect; Survival of Terms.
                          ----------------------------------------------

          (a) This Agreement, the Originator Note, the Subordinated Notes, the

Purchase Agreement and each other document or instrument executed or delivered in connection therewith and each Collection Account Agreement contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with
                           --------  -------
respect to (i) any breach of any representation and warranty made by any Originator pursuant to Article II, (ii) the indemnification and payment
                       ----------
provisions of Article VI, and Section 7.5 shall be continuing and shall survive
              ----------      -----------
any termination of this Agreement.

          Section 7.12    Counterparts; Severability; Section References.  This
                          ----------------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                       KOLEY'S MEDICAL SUPPLY, INC.

                                       By:__________________________________
                                          Name:
                                          Title:

                                       Address:   4800 Cox Road
                                                  Glen Allen, Virginia  23060
                                       Attention: Treasurer
                                       Telephone: (804) 965-2966
                                       Fax:       (804) 270-7281

                                       OWENS & MINOR MEDICAL, INC.

                                       By:__________________________________
                                          Name:
                                          Title:

                                       Address:   4800 Cox Road
                                                  Glen Allen, Virginia  23060
                                       Attention: Treasurer
                                       Telephone: (804) 965-2966
                                       Fax:       (804) 270-7281

                                     OWENS & MINOR WEST, INC.


                                     By:__________________________________
                                        Name:
                                        Title:

                                     Address:   4800 Cox Road
                                                Glen Allen, Virginia  23060
                                     Attention: Treasurer
                                     Telephone: (804) 965-2966
                                     Fax:       (804) 270-7281


                                     STUART MEDICAL, INC.

                                     By:__________________________________
                                        Name:
                                        Title:

                                     Address:   4800 Cox Road
                                                Glen Allen, Virginia  23060
                                     Attention: Treasurer
                                     Telephone: (804) 965-2966
                                     Fax:       (804) 270-7281


                                     O&M FUNDING CORP.

                                     By:__________________________________
                                        Name:
                                        Title:

                                     Address:   4800 Cox Road
                                                Glen Allen, Virginia  23060
                                     Attention: Treasurer
                                     Telephone: (804) 965-2966
                                     Fax:       (804) 270-7281

                                    OWENS & MINOR, INC.


                                    By:__________________________________
                                       Name:
                                       Title:

                                    Address:   4800 Cox Road
                                               Glen Allen, Virginia  23060
                                    Attention: Treasurer
                                    Telephone: (804) 965-2966
                                    Fax:       (804) 270-7281

                                   Exhibit I
                                   ---------

                                  Definitions
                                  -----------

          This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Purchase Agreement.

          "Accrual Period" means each calendar month or portion thereof which
           --------------
elapses during the term of the Agreement. The first Accrual Period shall commence on the date of the Purchase of Receivables hereunder and the final Accrual Period shall terminate on the Amortization Date.

          "Adjustment Factor" means a percentage calculated to provide Buyer
           -----------------
with a reasonable return on its investment in the Receivables after taking account of the risk of nonpayment by the Obligors. Each Originator and Buyer may agree from time to time to change the Adjustment Factor based on changes in one or more of the items affecting the calculation thereof, provided that any
                                                            --------
change to the Adjustment Factor shall take effect as of the commencement of an Accrual Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchase which occurred during any Accrual Period ending prior to the Accrual Period during which such Originator and Buyer agree to make such change.

          "Agreement" means the Receivables Sale Agreement, dated as of July 14,
           ---------
2000, between the Originators and Buyer, as the same may be amended, restated or otherwise modified.

          "Amortization Date" means the earliest to occur of (i) the Facility
           -----------------
Termination Date, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 5.1(d), (iii) the Business Day
                                   --------------
specified in a written notice from Buyer to the Originators following the occurrence of any other Amortization Event, and (iv) the date which is fifteen
(15) Business Days after Buyer's receipt of written notice from each of the Originators that they wish to terminate the facility evidenced by this Agreement.

          "Amortization Event" has the meaning set forth in Section 5.1 of the
           ------------------                               -----------
Agreement.

          "Authorized Officer" means, with respect to an Originator, its
           ------------------
respective corporate controller, treasurer, assistant treasurer, vice president-finance or chief financial officer.

          "Base Rate" means a rate per annum equal to the corporate base rate,
           ---------
prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes.

          "Business Day" means any day on which banks are not authorized or
           ------------
required to close in New York, New York, Richmond, Virginia, Charlotte, North Carolina or Chicago, Illinois and The Depository Trust Company of New York is open for business.

          "Buyer" has the meaning set forth in the preamble to the Agreement.
           -----

          "Change of Control" means with respect to any Originator or Buyer, the
           -----------------
Parent's failure to own, directly or indirectly, 100% of the issued and outstanding capital stock of such Person.

          "Collateral Agent" has the meaning set forth in the Preliminary
           ----------------
Statements to the Agreement.

          "Conduit" has the meaning set forth in the Preliminary Statements to
           -------
the Agreement.

          "Credit and Collection Policy" means, with respect to each Originator,
           ----------------------------
such Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit
                                                                        -------
V, as modified from time to time in accordance with the Agreement.
-

          "Default Fee" means with respect to any amount due and payable by any
           -----------
party hereunder, an amount equal to interest on any such unpaid amount at a rate per annum equal to 2% above the Base Rate.

          "Dilutions" means, at any time, the aggregate amount of reductions or
           ---------
cancellations described in Section 1.3(a) of the Agreement.

          "Excluded Receivables" means any indebtedness or obligations owed to
           --------------------
any Originator that (i) was originated pursuant to a revolving charge agreement, whereby such Originator (on behalf of itself or a financial institution) has established a credit facility for the purchase of goods on an installment basis by a buyer, or (ii) constitutes a financing of a buyer by such Originator evidenced by a promissory note.

          "Facility Fee" has the meaning set forth in Section 1.9.
           ------------                               -----------

          "Federal Bankruptcy Code" means Title 11 of the United States Code
           -----------------------
entitled "Bankruptcy", as amended and any successor statute thereto.

          "Intended Characterization" means, for income tax purposes, the
           -------------------------
characterization of the acquisition by the Purchasers of Purchaser Interests under the Purchase Agreement as a loan or loans by the Purchasers to Buyer secured by the Receivables, the Related Security and the Collections.

          "Managing Agents" has the meaning set forth in the Preliminary
           ---------------
Statements to the Agreement.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
financial condition or operations of the Originators and their Subsidiaries, taken as a whole, or Buyer, as applicable (except as otherwise disclosed to or discussed with Buyer (and the Collateral Agent and each Managing Agent, as Buyer's assignees) prior to the date hereof), (ii) the ability of any Originator, or Buyer, as applicable, to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) any Originator's, Buyer's, the Managing Agents', the Collateral Agent's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or
(v) the collectibility of the Receivables generally or of any material portion of the Receivables.

          "Net Value" means, as of any date of determination, an amount equal to
           ---------
the sum of (i) the aggregate Outstanding Balance of the Receivables at such time, minus (ii) the sum of (A) the aggregate Capital outstanding at such time,
      -----
plus (B) the Aggregate Reserves.
----

          "Original Balance" means, with respect to any Receivable, the
           ----------------
Outstanding Balance of such Receivable on the date it was purchased by Buyer.

          "Originator Loan" has the meaning set forth in Section 1.2(c) of the
           ---------------                               --------------
Agreement.

          "Originator Note" means the promissory note in substantially the form
           ---------------
of Exhibit VII hereto as more fully described in Section 1.2 of the Agreement,
   -----------                                   -----------
as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Originators" has the meaning set forth in the preamble to the
           -----------
Agreement.

          "Parent Credit Agreement" means that certain Credit Agreement dated as
           -----------------------
of April 24, 2000 among the Parent, certain of its Subsidiaries identified therein, First Union National Bank and SunTrust Bank, as Syndication Agents, Bank One, as Managing Agent, The Bank of Nova Scotia, as Co-Agent, Bank of America, as Administrative Agent, and the other financial institutions parties thereto (as amended, restated, supplemented or otherwise modified from time to time), or any successor facility.

          "Parent Credit Agreement Banks" means the financial institutions party
           -----------------------------
to the Parent Credit Agreement.

          "Potential Amortization Event" means an event which, with the passage
           ----------------------------
of time or the giving of notice, or both, would constitute an Amortization
Event.

          "Purchase" means the purchase under the Agreement by Buyer from an
           --------
Originator of the Receivables, the Related Security and the Collections related thereto, together with all related rights in connection therewith.

          "Purchase Agreement" has the meaning set forth in the Preliminary
           ------------------
Statements to the Agreement.

          "Purchase Price" means, with respect to any Purchase on any date, the
           --------------
aggregate price to be paid by Buyer to an Originator for such Purchase in accordance with Section 1.2 of the Agreement for the Receivables, Collections
                -----------
and Related Security being sold to Buyer on such date, which price shall equal
(i) the product of (x) the Original Balance of such Receivables, multiplied by
                                                                 ---------- --
(y) one minus the Adjustment Factor then in effect, minus (ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with Section 1.3 of the Agreement.
                -----------

          "Purchase Price Credit" has the meaning set forth in Section 1.3 of
           ---------------------                               -----------
the Agreement.

          "Purchasers" has the meaning set forth in the Preliminary Statements
           ----------
to the Agreement.

          "Receivable" means the indebtedness and other obligations, other than
           ----------
the indebtedness and other obligations constituting Excluded Receivables, owed to an Originator (without giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of products and related services by such Originator and includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to
             --------
in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or applicable Originator treats such indebtedness, rights or obligations as a separate payment obligation.

          "Related Security" means, with respect to any Receivable:
           ----------------

          (i) all of the applicable Originator's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by such Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

          (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

          (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

          (iv) all service contracts and other contracts and agreements associated with such Receivable,

          (v)   all Records related to such Receivable, and

          (vi)  all proceeds of any of the foregoing.

          "Settlement Date" means the twentieth (20/th/) day of each calendar
           ---------------
month.

          "Subordinated Loan" has the meaning set forth in Section 1.2(a) of the
           -----------------                               --------------
Agreement.

          "Subordinated Notes" means the promissory notes in substantially the
           ------------------
form of Exhibit VI hereto as more fully described in Section 1.2 of the
        ----------                                   -----------
Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Subsidiary" of a Person means (i) any corporation more than 50% of
           ----------
the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

          "Tangible Net Worth" means total stockholders' equity minus goodwill,
           ------------------
patents, trade names, trade marks, copyrights, franchises, organizational expense, deferred assets other than prepaid insurance and prepaid taxes and such other assets as are properly classified as

"intangible assets", for any corporation as determined in accordance with generally accepted accounting principles.

          "Transaction Documents" means, collectively, this Agreement, each
           ---------------------
Collection Account Agreement, the Originator Note, the Subordinated Notes and all other instruments, documents and agreements executed and delivered in connection herewith.

          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                  Exhibit II
                                  ----------

                   Places of Business; Locations of Records;
                   -----------------------------------------
            Federal Employer Identification Number(s); Other Names
            ------------------------------------------------------

Places of Business:

Locations of Records:

Federal Employer Identification Number:

Corporate, Partnership Trade and Assumed Names:

                                  Exhibit III
                                  -----------

               Lock-boxes; Collection Accounts; Collection Banks
               -------------------------------------------------

                                  Exhibit IV
                                  ----------

                        Form of Compliance Certificate
                        ------------------------------

          This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of July 14, 2000, between [Originator Name] ("Originator") the other parties thereto and O&M Funding Corp. (the
  ----------
"Agreement"). Capitalized terms used and not otherwise defined herein are used
 ---------
with the meanings attributed thereto in the Agreement.

          THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1. I am the duly elected ______________ of Originator.

          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Originator and its Subsidiaries during the accounting period covered by this Certificate.

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or a Potential Amortization Event, as each such term is defined under the Agreement, as of the date of this Certificate, except as set forth below.

          4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Originator has taken, is taking, or proposes to take with respect to each such condition or event:

          The foregoing certifications are made and delivered this _____ day of _______, 20__.


                                        _______________________
                                             [Name]

                                   Exhibit V
                                   ---------

                         Credit and Collection Policy
                         ----------------------------

                                  Exhibit VI
                                  ----------

                           Form of Subordinated Note
                           -------------------------

                               SUBORDINATED NOTE

                                                                   July 14, 2000

          1.   Note.  FOR VALUE RECEIVED, the undersigned, O&M FUNDING CORP., a
               ----
Virginia corporation ("SPV"), hereby unconditionally promises to pay to the
                       ---
order of [ORIGINATOR NAME], a(n) __________ corporation ("Originator"), in
                                                          ----------
lawful money of the United States of America and in immediately available funds, on the date following the Amortization Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the "Sale Agreement" referred to below has been reduced to zero and (ii) Originator has paid to Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchases (the "Collection Date"), the
                                                       ---------------
aggregate unpaid principal sum outstanding of all "Subordinated Loans" made from time to time by Originator to SPV pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of July 14, 2000 between Originator and SPV (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Reference to Section 1.2 of the Sale
                        --------------                  -----------
Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

          2.   Interest.  SPV further promises to pay interest on the
               --------
outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Base Rate; provided, however, that if SPV
                                              --------  -------
shall default in the payment of any principal hereof, SPV promises to pay, on demand, interest at the rate of the Base Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that SPV may elect on the date any interest payment is due
--------  -------
hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

          3.   Principal Payments.  Originator is authorized and directed by SPV
               ------------------
to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by SPV, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither
                                                        --------
the failure of Originator to make any such entry or any error therein shall expand, limit or affect the obligations of SPV hereunder.

          4.   Subordination.  The indebtedness evidenced by this Subordinated
               -------------
Note is subordinated to the prior payment in full of all of SPV's recourse obligations under that certain Receivables Purchase Agreement dated as of July 14, 2000 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement") among SPV, Owens &
                                     ------------------
Minor Inc., a Virginia corporation (the "Parent"), O&M Medical, as Servicer, the
                                         ------
funding entities from time to time party thereto (the "Financial Institutions"),
                                                       ----------------------
Falcon Asset Securitization Corporation ("Falcon"), Receivables Capital
                                          ------
Corporation ("RCC"), and Liberty Street Funding Corp. ("Liberty Funding",
              ---                                       ---------------
Falcon, RCC, Liberty Funding and any party added as a Conduit pursuant to
Section 12.3 of the Purchase Agreement being referred to collectively as the "Conduits", and together with the Financial Institutions, the "Purchasers"),
 --------                                                      ----------
Bank One, NA, Bank of America, National Association and The Bank of Nova Scotia (each, a "Managing Agent" and collectively, the "Managing Agents") and Bank One,
          --------------                         ---------------
NA, as collateral agent for the Purchasers (together with its successors and assigns thereunder, the "Collateral Agent"). The subordination provisions
                         ----------------
contained herein are for the direct benefit of, and may be enforced by, the Managing Agents, the Collateral Agent and the Purchasers and/or any of their respective assignees (collectively, the "Senior Claimants") under the Purchase
                                         ----------------
Agreement. Until the date on which all "Capital" outstanding under the Purchase Agreement has been repaid in full and all other obligations of SPV and/or the Servicer thereunder and under the "Fee Letters" referenced therein (all such obligations, collectively, the "Senior Claim") have been indefeasibly paid and
                                ------------
satisfied in full, Originator shall not demand, accelerate, sue for, take, receive or accept from SPV, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) Originator hereby agrees that it
                  --------  -------
will not institute against SPV any proceeding of the type described in Section
                                                                       -------
5.1(d) of the Sale Agreement unless and until the Collection Date has occurred
------
and the Senior Claim has been indefeasibly paid and satisfied in full and (ii) nothing in this paragraph shall restrict SPV from paying, or Originator from requesting, any payments under this Subordinated Note so long as SPV is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the funds used for such payments to any of the Senior Claimants and further provided that the making of such payment would not otherwise violate the terms and provisions of the Purchase Agreement. Should any payment, distribution or security or proceeds thereof be received by Originator in violation of the immediately preceding sentence, Originator agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Collateral Agents for the benefit of the Senior Claimants.

          5.   Bankruptcy; Insolvency.  Upon the occurrence of any proceeding of
               ----------------------
the type described in Section 5.1(d) of the Sale Agreement involving SPV as
                      --------------
debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of Capital and the Senior Claim (including "Yield" as defined and as accruing under the Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such Yield is an allowable claim in any such proceeding) before Originator is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of SPV of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Collateral Agents for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

          6.   Amendments.  This Subordinated Note shall not be amended or
               ----------
modified except in accordance with Section 7.1 of the Sale Agreement.  The terms
                                   -----------
of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Collateral Agent and the Managing Agents for the benefit of the Purchasers.

          7.   GOVERNING LAW.  THIS SUBORDINATED NOTE SHALL BE INTERPRETED AND
               -------------
THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

          8.   Waivers.  All parties hereto, whether as makers, endorsers, or
               -------
otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

          9.   Assignment.  This Subordinated Note may not be assigned, pledged
               ----------
or otherwise transferred to any party other than Originator without the prior written consent of the Managing Agents, and any such attempted transfer shall be void.

                                             O&M FUNDING CORP.

                                             By:_________________________
                                                Title:

                                   Schedule
                                      to
                               SUBORDINATED NOTE


                 SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

                        Amount of           Amount of         Unpaid
                      Subordinated          Principal        Principal       Notation made
     Date                 Loan                Paid            Balance             by
---------------   --------------------   ---------------   -------------   -----------------
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________
_______________   ____________________   _______________   _____________   _________________

                                  Exhibit VII
                                  -----------

                            Form of Originator Note
                            -----------------------

                                ORIGINATOR NOTE

                                                                   July 14, 2000

          1.  Note.  FOR VALUE RECEIVED, the undersigned, OWENS & MINOR MEDICAL,
              ----
INC., a Virginia corporation ("Originator"), hereby unconditionally promises to
                               ----------
pay to the order of O&M FUNDING CORP., a Virginia corporation ("SPV"), in lawful
                                                                ---
money of the United States of America and in immediately available funds, ON DEMAND, the aggregate unpaid principal sum outstanding of all loans made from time to time by SPV to Originator pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of July 14, 2000 between SPV and Originator (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Reference to Section 1.2 of the Sale
                   --------------                  -----------
Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

          2.  Interest.  Originator further promises to pay interest on the
              --------
outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Base Rate; provided, however, that if
                                              --------  -------
Originator shall default in the payment of any principal hereof, Originator promises to pay, on demand, interest at the rate of the Base Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month, in arrears, in lawful money of the United States of America in immediately available funds.

          3.  Principal Payments.  SPV is authorized and directed by Originator
              ------------------
to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Originator Note and the amount of each payment of principal made by Originator, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of
                                            --------
SPV to make any such entry or any error therein shall expand, limit or affect the obligations of Originator hereunder.

          4.  Bankruptcy; Insolvency.  Upon the occurrence of any proceeding of
              ----------------------
the type described in Section 5.1(d) of the Sale Agreement involving Originator
                      --------------
as debtor, then and in any such event the principal balance hereof and all interest accrued hereon shall be immediately due and payable, without demand, presentment, protest or notice of dishonor.

          6.  Amendments.  This Originator Note shall not be amended or modified
              ----------
except in accordance with Section 7.1 of the Sale Agreement.  The terms of this
                          -----------
Originator Note may not be amended or otherwise modified without the prior written consent of the Collateral Agent and each Managing Agent.

          7.  GOVERNING LAW.  THIS ORIGINATOR NOTE SHALL BE INTERPRETED AND THE
              -------------
RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS ORIGINATOR NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ORIGINATOR NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS ORIGINATOR NOTE.

          8.  Waivers.  All parties hereto, whether as makers, endorsers, or
              -------
otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          9.  Assignment.  This Subordinated Note may not be assigned, pledged
              ----------
or otherwise transferred to any party other than SPV without the prior written consent of the Collateral Agent and each Managing Agent, and any such attempted transfer shall be void.

                                             OWENS & MINOR MEDICAL, INC.

                                             By:___________________________
                                                Title:

                                   Schedule
                                      to
                                ORIGINATOR NOTE


                        LOANS AND PAYMENTS OF PRINCIPAL

                                         Amount of           Unpaid
                      Amount of          Principal          Principal           Notation made
     Date               Loan               Paid              Balance                 by
---------------   -----------------   ---------------   -----------------   ---------------------
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________
_______________   _________________   _______________   _________________   _____________________

                                  Schedule A
                                  ----------


                      DOCUMENTS TO BE DELIVERED TO BUYER
                          ON OR PRIOR TO THE PURCHASE


                                  [attached]